Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
        Core Bond Portfolio
        and the Merrill Lynch Domestic Master Index



        EXHIBIT A:




        PERIOD        Dreyfus Investment Portfolios, Merrill Lynch
                          Core Bond Portfolio        Domestic Master Index *

         5/1/00             10,000                   10,000
         6/30/00            10,168                   10,197
         9/30/00            10,504                   10,502
        12/31/00            10,861                   10,956



        *Source: Lipper Inc.


        Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
        Core Value Portfolio
        with the Standard & Poor's 500/BARRA Value Index


        EXHIBIT A:


         PERIOD     Dreyfus Investment Portfolios, Standard & Poor's 500/
                        Core Value Portfolio       BARRA Value Index*

         5/1/98             10,000                   10,000
        12/31/98             9,441                   10,160
        12/31/99            11,304                   11,452
        12/31/00            12,667                   12,149


        *Source: Lipper Inc.

        Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
        Emerging Leaders Portfolio
        and the Russell 2000 Index



        EXHIBIT A:




        PERIOD      Dreyfus Investment Portfolios,
                        Emerging Leaders Portfolio  Russell 2000 Index*

        12/15/99            10,000                   10,000
        12/31/99            10,752                   11,132
         3/31/00            12,485                   11,920
         6/30/00            12,469                   11,470
         9/30/00            14,486                   11,597
        12/31/00            14,161                   10,796

        *Source: Lipper Inc.

        Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
        Emerging Markets Portfolio
        with the Morgan Stanley Capital International Emerging Markets Free
        Index



        EXHIBIT A:



                                                    Morgan Stanley
        PERIOD      Dreyfus Investment Portfolios,  Capital International
                        Emerging Markets Portfolio  Emerging Markets Free Index*

        12/15/99            10,000                    10,000
        12/31/99            10,904                    11,272
         3/31/00            11,357                    11,545
         6/30/00            10,082                    10,372
         9/30/00             8,590                     9,023
        12/31/00             7,436                     7,822


        *Source: Lipper Inc.


        Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
        European Equity Portfolio
        and the Financial Times Eurotop 300 Index



        EXHIBIT A:


        PERIOD      Dreyfus Investment Portfolios, Financial Times
                        European Equity Portfolio  Eurotop 300 Index*

         4/30/99            10,000                   10,000
         6/30/99             9,776                    9,720
         9/30/99            10,008                    9,901
        12/31/99            12,920                   11,587
         3/31/00            14,204                   11,395
         6/30/00            13,237                   11,178
         9/30/00            12,354                   10,505
        12/31/00            12,662                   10,720

        *Source: Bloomberg L.P.


        Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
        Founders Discovery Portfolio
        and the Russell 2000 Index



        EXHIBIT A:




        PERIOD      Dreyfus Investment Portfolios,
                        Founders Discovery Portfolio Russell 2000 Index*


        12/15/99            10,000                    10,000
        12/31/99            11,112                    11,132
         3/31/00            13,912                    11,920
         6/30/00            13,149                    11,470
         9/30/00            12,082                    11,597
        12/31/00             9,665                    10,796

        *Source: Lipper Inc.


        Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
        Founders Growth Portfolio
        with the Standard & Poor's 500/BARRA Value Index

        EXHIBIT A:




        PERIOD      Dreyfus Investment Portfolios,  Standard & Poor's 500
                        Founders Growth Portfolio  / BARRA Value Index*

         9/30/98            10,000                    10,000
        12/31/98            12,720                    11,743
        12/31/99            17,682                    13,237
        12/31/00            13,191                    14,042




        *Source: Lipper Inc.


  Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
  Founders International Equity Portfolio
  with the Morgan Stanley Capital International World ex U.S. Index

  EXHIBIT A:



        PERIOD      Dreyfus Investment Portfolios,  Morgan Stanley
                        Founders International      Capital International
                        Equity Portfolio            World ex U.S. Index *

         9/30/98           10,000                         10,000
        12/31/98           11,488                     12,046
        12/31/99           18,460                     15,410
        12/31/00           15,246                     13,350




          *Source: Lipper Inc.


        Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
        Founders Passport Portfolio
        with the Morgan Stanley Capital International World ex U.S. Index and the Morgan Stanley Capital International World ex U.S. Small Cap Index


        EXHIBIT A:


                                                                             Morgan Stanley
                                                     Morgan Stanley          Capital International
        PERIOD      Dreyfus Investment Portfolios,   Capital International   World ex U.S.
                    Founders Passport Portfolio      World ex U.S. Index*    Small Cap Index**

         9/30/98            10,000                    10,000                   10,000
        12/31/98            11,579                    12,046                   11,351
        12/31/99            20,385                    15,410                   13,438
        12/31/00            15,134                    13,350                   12,250



        *Source: Lipper Inc.
        **Source: Bloomberg L.P.


        Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
        Japan Portfolio
        and the Morgan Stanley Capital International Japan Index



        EXHIBIT A:

                                                     Morgan Stanley
        PERIOD      Dreyfus Investment Portfolios,  Capital International
                        Japan Portfolio             Japan Index*

        12/15/99            10,000                    10,000
        12/31/99            10,264                    10,621
         3/31/00            13,710                    10,713
         6/30/00            11,993                    10,050
         9/30/00            10,613                     8,998
        12/31/00             9,348                     7,630

        *Source: Lipper Inc.


        Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
        MidCap Stock Portfolio
        and the Standard & Poor's MidCap 400 Index

        EXHIBIT A:


        PERIOD           Dreyfus Investment Portfolios,    Standard & Poor's
                             MidCap Stock Portfolio        MidCap 400 Index*


         5/1/98                   10,000                   10,000
        12/31/98                   9,747                   10,537
        12/31/99                  10,801                   12,088
        12/31/00                  11,695                   14,203


        *Source: Lipper Inc.


        Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
        Technology Growth Portfolio
        with the Standard & Poor's 500 Composite Stock Price Index and the Morgan Stanley High Technology 35 Index


        EXHIBIT A:



                                                      Price Index*
        PERIOD       Dreyfus Investment Portfolios,   Standard & Poor's 500  Morgan Stanley
                     Technology Growth Portfolio      Composite Stock        High Technology
                                                      Price Index*           35 Index**


         8/31/99            10,000                     10,000                 10,000
         9/30/99            10,072                      9,726                 10,314
        12/31/99            15,560                     11,172                 15,430
         3/31/00            19,088                     11,428                 17,800
         6/30/00            17,599                     11,124                 17,033
         9/30/00            17,631                     11,016                 15,953
        12/31/00            11,362                     10,155                 11,212



        *Source: Lipper Inc.
        **Source: Bloomberg L.P.
